UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2020

MICT, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35850	27-0016420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey	07645
(Address of principal executive offices)	(Zip Code)

(201) 225-0190

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MICT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On September 3, 2020, MICT, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). The results of the votes cast at the Special Meeting are set forth below:

Proposal No. 1 — Ratification of the issuance of approximately 22,727,272 shares of common stock, upon conversion of the convertible promissory note issued to Global Fintech Holdings Ltd. in connection with the Agreement and Plan of Merger, by and among MICT, GFH Intermediate Holdings Ltd, MICT Merger Subsidiary Inc. and Global Fintech Holdings Ltd.

For	Against	Abstain	Broker Non-Votes

11,335,553	8,004	2,687	N/A

Proposal No. 2 — Ratification of the issuance of approximately 13,636,363 shares of common stock upon conversion of the convertible promissory notes issued or to be issued to certain investors in the aggregate principal amount of approximately $15 million..

For	Against	Abstain	Broker Non-Votes

11,329,734	11,013	5,497	N/A

Proposal No. 3 – Ratification of the issuance of 3,636,362 shares of common stock upon conversion of the Series B Convertible Preferred Stock and exercise of the warrants initially issued to BNN Technology PLC (and subsequently transferred to Global Fintech Holdings Ltd.).

For	Against	Abstain	Broker Non-Votes

11,333,578	9,244	3,422	N/A

Proposal No. 4 – Approval of an amendment to the certificate of incorporation of MICT, as amended, to increase the number of authorized shares of (i) Common Stock from 25,000,000 to 250,000,000 and (ii) preferred stock from 5,000,000 to 15,000,000.

For	Against	Abstain	Broker Non-Votes

11,326,723	17,100	2,421	N/A

Proposal No. 5 – Adoption of the 2020 Equity Incentive Plan of MICT.

For	Against	Abstain	Broker Non-Votes

11,276,370	67,936	1,938	N/A

Proposal No. 6 – Advisory vote on a “golden parachute” payment to David Lucatz, the former President and Chief Executive Officer of MICT in connection with the Merger.

For	Against	Abstain	Broker Non-Votes

2,620,667	8,720,663	4,914	N/A

Proposal No. 7 – Adjournment of the Special Meeting for a later date or dates, if necessary to permit further solicitation and vote or proxies if it is determined by MICT that more time is necessary to approve one or more proposals presented at the special meeting.

For	Against	Abstain	Broker Non-Votes

11,282,870	57,782	5,592	N/A

The results reported above are final voting results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICT, INC.

Dated: September 3, 2020	By:	/s/ Darren Mercer
Name: Darren Mercer
Title: President and Chief Executive Officer